SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant:	☒

Filed by a Party other than the Registrant:	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Materials Pursuant to § 240.14a-11(c) or § 240.14a-12

FIRSTPLUS Financial Group, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously by written preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

The following is the updated proxy card for the Company’s 2006 Special Meeting of Shareholders reflecting a meeting date of May 5, 2006.

PROXY CARD

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR AND AT THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS THAT MAY PROPERTY COME BEFORE THE MEETING.

				Please Mark Here For Address Change or Comments SEE REVERSE SIDE	☐

ITEM 1.	ELECTION OF DIRECTORS	FOR all nominees	WITHHOLD AUTHORITY for all nominees
Nominees: 01 Robert P. Freeman 02 John R. Fitzgerald 03 Daniel T. Phillips 04 David B. Ward		☐	☐
You may withhold authority to vote for one or more nominees by marking the “FOR all nominees” box above and writing the name of the nominee(s) below.

Signature__________________________________________		Signature_________________________________________		Date________________

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

FOLD AND DETACH HERE

PROXY

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF

FIRSTPLUS FINANCIAL GROUP, INC.

The undersigned hereby appoints Robert P. Freeman and Jack (J.D.) Draper, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of FIRSTPLUS Financial Group, Inc. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Special Meeting of Shareholders of the company to be held May 5, 2006 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

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FOLD AND DETACH HERE

You can now access your FIRSTPLUS Financial Group, Inc. account online.

Access your FIRSTPLUS Financial Group, Inc. shareholder account online via Investor ServiceDirect® (ISD).

Mellon Investor Services LLC, Transfer Agent for FIRSTPLUS Financial Group, Inc. now makes it easy and convenient to get current information on your shareholder account.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form
• Establish/change your PIN

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